Exhibit 10.75

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE SYMBOL “[***]” HAS BEEN INSERTED IN PLACE OF THE PORTIONS SO OMITTED.

CONTRACT CHANGE ORDER

BUYER:                                   COLGAN AIR, INC. (as assigned by Pinnacle Airlines Corp.)

PURCHASE AGREEMENT NO.:                PA-0604 (the “Agreement”)             AIRCRAFT TYPE: Q400

C.C.O. NO.:                                                         16                                                         DATED: January ____, 2009

PAGES AFFECTED:                                                                          15                                       PAGE:       1  of  9

REASON FOR CHANGE:

To amend (A) the Agreement to delete Letter Agreement No. 02 (Option Aircraft), reflecting  Buyer’s exercise of five (5) Option Aircraft; (B) the Scheduled Delivery Months of the Sixteenth through Twenty-Fifth Aircraft in Appendix II of the Agreement (C) Appendix II to add the Scheduled Delivery Months for the Seventeenth through Thirtieth Aircraft (D) Appendix IV-B (Buyer Selected Optional Features) for the Sixteenth through Thirtieth Aircraft; (E) the Basic Aircraft Price and the total price of the Buyer Selected Optional Features in Article 4.2 of the Agreement for the Sixteenth through Thirtieth Aircraft, which shall be delivered in a NextGen configuration; (F) the notice provisions in Article 8.2 of the Agreement; (G) the grace period in Article 13.1 of the Agreement; (H) training course details in Article 3.2.1 (Flight Crew Ground Training) of Annex A of the Agreement; (I) the credit memorandum provisions in Letter Agreement No. 01 (Credit Memo) applicable to the Sixteenth Aircraft and subsequent Aircraft; (J) the Scheduled Delivery Months of the Reserve Option Aircraft in Article 7.0 of Letter Agreement No. 03 (Reserve Option Aircraft); (K) the application of the payment terms in Article 1.0 and [***] in Article 2.0 of Letter Agreement No. 04 (Flexibility for Deposits and Cancellation) reflecting Buyer’s confirmation of its intent to purchase the Sixteenth through Twenty-Fifth Aircraft; and (L) the Agreement to incorporate Letter Agreement Nos. 18 [***], 19 [***], 20 [***] and 21 (Incremental Option Aircraft)  attached hereto as Attachment Nos. 11, 12, 13 and 14, respectively.

AGREEMENT PAGES TO BE SUBSTITUTED/ADDED:                                                                                                                     NEW REVISED PAGES:

Page 3                                                                                                                              Attachment No. 1 to CCO No. 16
Appendix II                                                                                                                         Attachment No. 2 to CCO No. 16
Appendix IV-B of the Agreement                                                                                                                            Attachment No. 3 to CCO No. 16
Page 5 of the Agreement                                                                                                                  Attachment No. 4 to CCO No. 16
Page 8 of the Agreement                                                                                                                  Attachment No. 5 to CCO No. 16
Page 14 of the Agreement                                                                                                                        Attachment No. 6 to CCO No. 16
Pages 17 and 18 of Annex A                                                                                                                           Attachment No. 7 to CCO No. 16
Page 1 of Letter Agreement No. 01                                                                                                                                Attachment No. 8 to CCO No. 16
Pages 2 and 3 of Letter Agreement No. 03                                                                                                                             Attachment No. 9 to CCO No. 16
Page 2 of Letter Agreement No. 04                                                                                                                           Attachment No. 10 to CCO No. 16
Letter Agreement No. 18                                                                                                                 Attachment No. 11 to CCO No. 16
Letter Agreement No. 19                                                                                                                  Attachment No. 12 to CCO No. 16
Letter Agreement No. 20                                                                                                                 Attachment No. 13 to CCO No. 16
Letter Agreement No. 21                                                                                                                  Attachment No. 14 to CCO No. 16

DESCRIPTION OF CHANGE:

1.0
Subject to Letter Agreement No. 21 herein, signing of this Contract Change Order No. 16 by Buyer constitutes Buyer’s written notice of its intention to purchase the five (5) Option Aircraft set out in Letter Agreement No. 02 (Option Aircraft).  Letter Agreement No. 02 is deleted in its entirety.  All terms of the Agreement applicable to the “Aircraft” shall apply to the five exercised Option Aircraft, including without limitation Article 1.0 of Letter Agreement No. 04.

2.0	All references to “Twenty-Five” Aircraft shall be deleted and replaced with “Thirty” Aircraft.

3.0	The Definition of the “Economic Adjustment Formula in Article 1.3 of the Agreement is deleted and replaced with the following:

“‘Economic Adjustment Formula’ means the economic adjustment formula attached as Appendix I to reflect economic fluctuations during the period from January 1, 2007 to the Delivery Date provided that no adjustment shall have the effect of reducing the Aircraft Purchase Price below the Base Price. [***]

4.0	Appendix II (Delivery Schedule) of the Agreement is deleted and replaced with the following:

“Aircraft	Scheduled Delivery Month
First Aircraft	[***]
Second Aircraft	[***]
Third Aircraft	[***]
Fourth Aircraft	[***]
Fifth Aircraft	[***]
Sixth Aircraft	[***]
Seventh Aircraft	[***]
Eighth Aircraft	[***]
Ninth Aircraft	[***]
Tenth Aircraft	[***]
Eleventh Aircraft	[***]
Twelfth Aircraft	[***]
Thirteenth Aircraft	[***]
Fourteenth Aircraft	[***]
Fifteenth Aircraft	[***]
Sixteenth Aircraft	[***]
Seventeenth Aircraft	[***]
Eighteenth Aircraft	[***]
Nineteenth Aircraft	[***]
Twentieth Aircraft	[***]
Twenty-first Aircraft	[***]
Twenty-second Aircraft	[***]
Twenty-third Aircraft	[***]
Twenty-fourth Aircraft	[***]
Twenty-fifth Aircraft	[***]
Twenty-sixth Aircraft	[***]
Twenty-seventh Aircraft	[***]
Twenty-eighth Aircraft	[***]
Twenty-ninth Aircraft	[***]
Thirtieth Aircraft	[***]”

5.0	Appendix IV-B of the Agreement is deleted and replaced with Appendix IV-B attached hereto as Attachment No. 3

6.0	Article 4.2 of the Agreement is deleted and replaced with the following:

“4.2
(a)
The Basic Aircraft Price for each of (i) the First through the Fifteenth Aircraft is [***]; and (ii) the Sixteenth through the Thirtieth Aircraft is [***] expressed in January 1, 2007 United States Dollars.

(b)
The price for the Buyer Selected Optional Features for each Aircraft (i) under Appendix IV-A (which applies to the First through the Fifteenth Aircraft) is [***]; and (ii) under Appendix IV-B (which applies to the Sixteenth through the Thirtieth Aircraft) is [***], and are listed in Appendix IV hereto and are expressed in January 1, 2007 United States Dollars.

(c)
The Aircraft Base Price (which is the sum of the Basic Aircraft Price and the applicable Buyer Selected Optional Features, expressed in January 1, 2007 United States Dollars) for each Aircraft (i) under Appendix IV-A is [***] and (ii) under Appendix IV-B is [***].”

7.0	Article 8.2 of the Agreement is deleted and replaced with the following:

“8.2	(a)
For Aircraft having a Scheduled Delivery Month prior to October 1, 2008, Bombardier shall give Buyer at least thirty (30) days advance Notice, of the projected Readiness Date of each Aircraft for inspection and delivery.

(b)
For Aircraft having a Scheduled Delivery Month after October 1, 2008, Bombardier shall give Buyer (i) at least ninety (90) days advance Notice, of the projected two weeks during which each Aircraft may be made available for inspection (the “Projected Delivery Period”); and (ii) at least thirty (30) days advance Notice, of the projected Readiness Date of each Aircraft for inspection and delivery.

In addition, Bombardier shall give Buyer at least ten (10) working days advance Notice of the Readiness Date of each Aircraft.”

8.0	Article 13.1 of the Agreement is deleted and replaced with the following:

“13.1
If delivery of the Aircraft is delayed by causes not addressed under Article 12 (a “Non-Excusable Delay”) or Bombardier otherwise fails to deliver an Aircraft, Bombardier shall pay Buyer, as liquidated damages and not as a penalty damages in accordance with this Article 13.

13.1.1
For Aircraft having a Scheduled Delivery Month prior to October 1, 2008, the amount of liquidated damages shall be [***] for each day of Non-Excusable Delay in excess of a grace period of thirty (30) days, subject to a maximum of [***] for any such delayed Aircraft.

13.1.2
For Aircraft having a Scheduled Delivery Month after October 1, 2008, the amount of liquidated damages shall be [***] for each day of Non-Excusable Delay in excess of a grace period of fifteen (15) days, subject to a maximum of [***] for any such delayed Aircraft.  The fifteen- (15-) day grace period described herein shall commence the day after the last day [***] of the  Scheduled Delivery Month, whichever occurs first.

The Buyer acknowledges that the foregoing amounts of liquidated damages are reasonable in light of the circumstances of this Agreement.”

9.0	Article 3.2.1 of Annex A of the Agreement is deleted in its entirety and replaced with the following:

“3.2.1	Flight Crew Ground Training

Bombardier shall, with each Aircraft delivered, provide TC or FAA approved pilot initial training for up to [***] pilots who meet the minimum entry requirements.

(a)
Each standard course for each of the First through the Fifteenth Aircraft delivered, shall consist of up to [***] hours of classroom instruction, which may include Computer Based Training (CBT) and the following Systems Integration Training: Electronic Flight Instrument Training (EFIS), Cockpit Procedures Mock-up (CPM) and Cockpit Procedures Training (CPT).  This will be followed by [***] training sessions and [***] check ride session in a TC or FAA approved flight simulator at Flight Safety Canada for each crew trained.  Each session consist of [***] hours in the simulator and required briefing/debriefing sessions per crew trained.  Bombardier shall furnish each of Buyer’s pilots attending the course [***] copy of the Pilot Training Manuals (without revision service).  The Pilot Training Manuals include the following: Flight Crew Operating Manuals (FCOM) Volumes I, II & III, Quick Reference Handbook (QRH), Take Off and Landing Card (TOLD) and cockpit poster.

(b)	For each of the Sixteenth through the Thirtieth Aircraft delivered

(i)
Each standard course shall consist of up to [***] hours of classroom instruction (as per the Buyer’s current approved syllabus), which may include Computer Based Training (CBT) and the following Systems Integration Training: Electronic Flight Instrument Training (EFIS), Cockpit Procedures Mock-up (CPM), and Cockpit Procedures Training (CPT). This will be followed by [***] training sessions, [***] LOFT session and [***] check ride session in an FAA approved flight simulator at Flight Safety Canada or other Flight Safety locations as agreed to by both parties for each crew trained.

(ii)
Each training session and LOFT session shall consist of [***] hours in the simulator and any required briefing/debriefing sessions per crew trained. The check ride will include provision for an Oral exam, Walkaround (CBT or Classroom based) and a simulator session to meet the Buyer’s approved check ride profile. Bombardier shall furnish each of Buyer's pilots attending the course with [***] copy of the Pilot Training Manuals (without revision service).  The Pilot Training Manuals include the following: Flight Crew Operating Manuals (FCOM) Volumes I, II & III, Quick Reference Handbook (QRH), and cockpit poster.

If there is any training or training requirements over and above those stated above, such training or training requirements shall be at Buyer’s sole cost and expense.”

10.0	Article 1.0 of Letter Agreement No. 01 (Credit Memo) is deleted in its entirety and replaced with the following:

“1.0
In consideration of Buyer having entered into the Agreement, Bombardier shall issue to Buyer, at the time of delivery of each Aircraft, a credit memorandum in the amount of amount of (a) [***] for each of the First through the Fifteenth Aircraft; (b) [***] for each of the Sixteenth through Thirtieth Aircraft; and (c) if applicable, [***] for each Aircraft that is subsequent to the Thirtieth Aircraft.  Such credit memoranda are expressed in January 1, 2007 United States Dollars and are adjusted to the date of delivery of each Aircraft using the Economic Adjustment Formula in Appendix I of the Agreement.”

11.0	[***]

12.0	Article 7.0 of Letter Agreement No. 03 (Reserve Option Aircraft) is deleted in its entirety and replaced with the following:

“7.0	Scheduled Delivery Months of the Reserve Option Aircraft are as follows:

Scheduled Delivery Month

First Reserve Option Aircraft	[***]
Second Reserve Option Aircraft	[***]
Third Reserve Option Aircraft	[***]
Fourth Reserve Option Aircraft	[***]
Fifth Reserve Option Aircraft	[***]
Sixth Reserve Option Aircraft	[***]
Seventh Reserve Option Aircraft	[***]
Eighth Reserve Option Aircraft	[***]
Ninth Reserve Option Aircraft	[***]
Tenth Reserve Option Aircraft	[***]
Eleventh Reserve Option Aircraft	[***]
Twelfth Reserve Option Aircraft	[***]
Thirteenth Reserve Option Aircraft	[***]
Fourteenth Reserve Option Aircraft	[***]
Fifteenth Reserve Option Aircraft	[***]”

13.0	Article 1.0 of Letter Agreement No. 04 (Flexibility for Deposits and Cancellation) is deleted in its entirety and replaced with the following:

“1.0	Progress Payments

1.1	Notwithstanding Article 5.0 of the Agreement with respect to the progress payments for the Sixteenth through to the Thirtieth Aircraft, Buyer shall pay:

(a)	in the case of the Sixteenth through Twenty-Fifth Aircraft,

(i)	[***] of the Aircraft Purchase Price upon execution of the Agreement (less the deposit for such Aircraft received by Bombardier from the executed proposal No. 1409R2 dated February 1, 2007); and

(ii)	[***] of the Aircraft Purchase Price on or prior to [***] (less the deposit for such Aircraft received by Bombardier from the executed proposal No. 1409R2 dated February 1, 2007);

(b)	in the case of the Twenty-Sixth through Thirtieth Aircraft, [***] of the Aircraft Purchase Price on or prior to [***];

(c)	in the case of the Sixteenth through Thirtieth Aircraft, [***] of the Aircraft Purchase Price [***] months prior to the Scheduled Delivery Month of the applicable Aircraft; and

(d)	in the case of the Sixteenth through Thirtieth Aircraft, [***] of the Aircraft Purchase Price [***] months prior to the Scheduled Delivery Month of the applicable Aircraft.”

14.0
Subject to Letter Agreement No. 21, signing of this Contract Change Order No. 16 by Buyer constitutes Buyer’s written notice of its intention to purchase the Sixteenth through Twenty-Fifty Aircraft.  Accordingly, Article 2.0 of Letter Agreement No. 04 (Flexibility for Deposits [***]) is deleted in its entirety and replaced with the following:

“2.0	[Intentionally Deleted]”

15.0	Letter Agreement Nos. 18 [***], 19 [***], 20 [***] and 21 (Incremental Option Aircraft) attached hereto as Attachment Nos. 11, 12, 13 and 14, respectively, are hereby incorporated into the Agreement.

ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED

Note:The attached substitute pages to this Contract Change Order No. 16 are provided for administrative purposes only and by themselves do not constitute the formal amending document to the Agreement.  In the event of a discrepancy between this Contract Change Order and any attachment to such Contract Change Order, the contents of this Contract Change Order No. 16 shall prevail.

BOMBARDIER INC., represented by COLGAN AIR, INC.
Bombardier Aerospace
Commercial Aircraft

______________________________ ______________________________

______________________________	Per: __________________________
______________________________
Title: __________________________

Date:__________________________ Date: __________________________

BOMBARDIER INC., represented by
Bombardier Aerospace
Commercial Aircraft

______________________________

______________________________
______________________________

Date: __________________________

CONTRACT CHANGE ORDER

BUYER:                                   COLGAN AIR, INC. (as assigned by Pinnacle Airlines Corp.)

PURCHASE AGREEMENT NO.:                                                             PA-0604 (the “Agreement”)                                              AIRCRAFT TYPE:Q400

C.C.O. NO.:                                         18                                                   DATED:                           February 6, 2009

PAGE:                           1 of 7

REASON FOR CHANGE:

To amend (A) the Agreement to delete Letter Agreement No. 21 (Incremental Option Aircraft), and incorporate Letter Agreement No. 21A (Incremental Option Aircraft) that sets out terms and conditions for the Incremental Option Aircraft.

AGREEMENT PAGES TO BE SUBSTITUTED/ADDED:                                                                                                                     NEW REVISED PAGES:

Letter Agreement No. 21A                                                                                                                        Attachment No. 1 to CCO No. 18

DESCRIPTION OF CHANGE:

1.0	Letter Agreement No. 21 (Incremental Option Aircraft) is deleted and Letter Agreement No. 21A (Incremental Option Aircraft) is hereby incorporated into the Agreement.

This Contract Change Order shall be valid for acceptance by the parties up to and no later than February 6, 2009.

ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED

BOMBARDIER INC., represented byCOLGAN AIR, INC.
Bombardier Aerospace
Commercial Aircraft

____________________________________________________________

______________________________	Per: __________________________
______________________________
Title: __________________________

Date:__________________________ Date: __________________________

BOMBARDIER INC., represented by
Bombardier Aerospace
Commercial Aircraft

______________________________

______________________________
______________________________

Date: __________________________

AEROSPACE
Bombardier Inc.
123 Garratt Boulevard
Toronto, Ontario, Canada M3K 1Y5
www.bombardier.com
TEL 1 (416) 633-7310
FAX 1 (416) 375-4533

February 6, 2009

Colgan Air, Inc.
10677 Aviation Lane
Manassas, VA 20110
USA

Gentlemen:

Subject:  Letter Agreement No. 21A – Incremental Option Aircraft

Letter Agreement No. 21A (the “Letter Agreement”) to Purchase Agreement No. PA-0604 (the “Agreement”) between Bombardier Inc., represented by Bombardier Aerospace, Commercial Aircraft (“Bombardier”) and Colgan Air, Inc. (“Buyer”) relating to the purchase of thirty (30) Bombardier Q400 Series Aircraft.

This Letter Agreement when accepted and agreed to by Buyer, will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement and not defined herein, shall have the same meanings as in the Agreement.

In consideration of Buyer having entered into the Agreement, Bombardier has reserved a block of fifteen (15) incremental option Aircraft for Buyer, as described in Article 2 of the Agreement (the “Incremental Option Aircraft”) for the benefit of Buyer under the following general conditions:

1.0	The Incremental Option Aircraft will be as described in Article 2 of the Agreement and include the Buyer Selected Optional Features as set out in Appendix IV-B of the Agreement.

2.0
The basic price for each of the Incremental Option Aircraft shall be the Base Price set out below, plus an amount [***] to reflect product improvements in the Bombardier Q400 Series aircraft, as applicable. The Incremental Option Aircraft will be offered for acceptance to Buyer Ex Works Bombardier's offices or premises in Toronto, Ontario.

(a)	The Base Price for the Incremental Option Aircraft is [***] expressed in January 1, 2007 United States Dollars.

(b)
The price for the Buyer Selected Optional Features for each Incremental Option Aircraft is [***], and are listed in Appendix IV-B to the Agreement and are expressed in January 1, 2007 United States Dollars. The final price for the Buyer Selected Optional Features may be amended to incorporate changes in Specification including cabin configuration as detailed in a Change Order to be mutually agreed.

(c)
 The Aircraft Base Price (which is the sum of the Base Price and the applicable Buyer Selected Optional Features, expressed in January 1, 2007 United States Dollars) for each Incremental Option Aircraft under Appendix IV-B to the Agreement is [***].

(d)
The Aircraft Base Price of each Incremental Option Aircraft shall be adjusted from January 1, 2007 to the delivery date of the Incremental Option Aircraft using the Economic Adjustment Formula, as set forth in Appendix I of the Agreement, in order to determine the Aircraft Purchase Price at the delivery of the Incremental Option Aircraft. [***]

3.0
In consideration of Buyer having entered into the Agreement, and in lieu of the Credit Memorandum in Letter Agreement No. 1 of the Agreement, Bombardier shall issue to Buyer, at the time of delivery of each Incremental Option Aircraft, a credit memorandum in the amount of [***] expressed in January 1, 2007 United States Dollars.

4.0
Buyer shall exercise its right to purchase the Incremental Option Aircraft by providing to Bombardier irrevocable written notice of its intention to do so no later than the first day of the [***] month prior to the Scheduled Delivery Month of the applicable Incremental Option Aircraft.

5.0	Buyer shall deposit with Bombardier [***] calculated as [***] times each Incremental Option Aircraft on the first business day of [***] (the “Incremental Option Aircraft Deposit”).

6.0	Buyer shall make payment or cause payment to be made for each Incremental Option Aircraft [***] for each Aircraft by [***] from January 1, 2007 to the Scheduled Delivery Month) as follows:

(a)
[***] of the estimated net Aircraft Purchase Price upon exercise of the Incremental Option Aircraft (less the deposit for such Incremental Option Aircraft received by Bombardier as per the terms of this Letter Agreement);

(b)	[***] of the estimated net Aircraft Purchase Price [***]prior to its Scheduled Delivery Month of each Incremental Option Aircraft
(c)	[***] of the estimated net Aircraft Purchase Price [***] prior to its Scheduled Delivery Month of each Incremental Option Aircraft; and
(d)	The balance of the Incremental Option Aircraft Purchase Price, less the Incremental Option Aircraft Deposit, on or before the date of delivery of such Incremental Purchase Aircraft.

All payments referred to in paragraphs (b) and (c) above are to be made on the first business day of the applicable month.

7.0	Scheduled Delivery Months of the Incremental Option Aircraft are as follows:

Aircraft                      Scheduled Delivery Month

First Incremental Option Aircraft                                                                           [***]
Second Incremental Option Aircraft                                                                      [***]
Third Incremental Option Aircraft                                                                          [***]
Fourth Incremental Option Aircraft                                                                       [***]
Fifth Incremental Option Aircraft                                                                           [***]
Sixth Incremental Option Aircraft                                                                           [***]
Seventh Incremental Option Aircraft                                                                     [***]
Eighth Incremental Option Aircraft                                                                        [***]
Ninth Incremental Option Aircraft                                                                          [***]
Tenth Incremental Option Aircraft                                                                         [***]
Eleventh Incremental Option Aircraft                                                                    [***]
Twelfth Incremental Option Aircraft                                                                      [***]
Thirteenth Incremental Option Aircraft                                                                 [***]
Fourteenth Incremental Option Aircraft                                                                [***]
Fifteenth Incremental Option Aircraft                                                                    [***]

8.0
Buyer's failure to exercise its rights with respect to any Incremental Option Aircraft shall result in the cancellation of Buyer’s right to such Incremental Option Aircraft and Bombardier shall return the Incremental Option Aircraft Deposit without interest.

9.0
Upon exercise of Buyer's right to purchase the Incremental Option Aircraft by execution of this Letter Agreement, the parties shall consider all definitions, terms and conditions of the Agreement as applicable, unless expressly noted otherwise.

10.0
Except as may be otherwise agreed in Article 18 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier, which consent shall not be unreasonably withheld.

11.0	This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

12.0	Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.

13.0	In the event of termination of the Agreement, this Letter Agreement shall become automatically null and void.

[Remainder of page intentionally left blank]

Yours truly,

Acknowledged and Accepted

BOMBARDIER INC.                                                                                       For and on behalf of
Bombardier Aerospace                                                                                       Colgan Air, Inc.
Commercial Aircraft

                                                                                              Name:
                                                                                            Title: